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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report: April 1, 1999


               AQUA CLARA BOTTLING AND DISTRIBUTION CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   COLORADO
                 ----------------------------------------------
                 (State of other jurisdiction of incorporation)


                 333-44315                                      84-1352529
                ------------                                -------------------
                (Commission                                    (IRS Employer
                File Number)                                Identification No.)


1315 CLEVELAND STREET, CLEARWATER, FLORIDA                         33755
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 (Address of Principal Executive Offices)                        (Zip Code)


                                 727/446-2999
                                 ------------
                                 Phone Number


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         a) The Company's auditing firm of Pender Newkirk & Company, CPAs, 100 South Ashley Dr., Suite 1650, Tampa, Florida 33602, was dismissed by letter dated April 1, 1999.

         b) Pender Newkirk has not issued any adverse opinions, qualified opinions or disclaimers during their tenure as Company's auditors.

         c) The change in auditing firms was approved by the Company's Board of Directors.

         d) There have been no disagreements between Company and its auditors which would have affected auditors' opinions or reports.

         e) Auditors have not advised Company of any situations which would have qualified as a "reportable event" during their tenure as Company's auditors.


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Company has engaged the accounting firm of

        Tedder, James, Worden & Associates, P.A.
        200 East Robinson Street, Suite 425
        Orlando, FL 32801

as its new independent accountant as of April 1, 1999. Company has not consulted with its new independent accountant nor sought its advice on any matters during the two most recent fiscal years or any subsequent interim period.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AQUA CLARA BOTTLING & DISTRIBUTION, INC.


Date: April 7, 1999                   by: /s/ John C. Plunkett
                                         -------------------------------------
                                              John C. Plunkett
                                              President and duly
                                              authorized Officer

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       [Pender Newkirk & Company Certified Public Accountants Letterhead]




April 7, 1999



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Aqua Clara Bottling & Distribution, Inc.
    File Ref. No. 333-44315

Dear SEC Representative:

We were previously the principal accountants for Aqua Clara Bottling & Distribution, Inc. and, under the date of May 27, 1998, we reported on the consolidated financial statements of the company as of and for the years ended April 4, 1998 and March 31, 1997. Our appointment as principal accountants was terminated. We have read the statements of Aqua Clara Bottling & Distribution, Inc. included under Item 4 of its Form 8-K dated April 7, 1999 and we agree with such statements.

Very truly yours,

/s/ Pender Newkirk & Company
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    Pender Newkirk & Company
    Certified Public Accountants